Lease (Future Minimum Rental Payments under Operating Leases) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2018	Dec. 31, 2017
Leases [Abstract]
2019		$ 12,367
2020		10,311
2021		6,032
2022		809
2023		270
Thereafter		0
Total minimum lease payments	[1]	29,789
Rent expense under operating leases		$ 14,700	$ 17,200

[1]	Amounts are based on ASC 840, which was superseded upon the Group's adoption of ASC 842 on January 1, 2019. Rental expenses under operating leases were $17.2 million and $14.7 million for the years ended December 31, 2017, and 2018, respectively.